Exhibit 10.39

CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (this “Agreement”) is dated as of August 31, 2022, by and among M2B Funding Corp., a Florida corporation with offices located at 20801 Biscayne Blvd., Suite 307, Aventura, Florida 33180 (the “Lead Investor”), 3A Capital Establishment, a company registered in Liechtenstein with offices at Austrasse 40 Vaduz N2 9490, Liechtenstein (the “Co-Investor”), and Endexx Corporation, a Nevada corporation with offices located at 38246 North Hazelwood Circle, Cave Creek, Arizona 85331 (“Endexx” or the “Company”).

WHEREAS, Endexx is desirous of borrowing the aggregate sum of Two Million Dollars ($2,000,000.00) severally from the Lead Investor and the Co-Investor (the “Investment Amount”);

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 promulgated thereunder, Endexx desires to issue and sell severally to each Purchaser (as defined below), and each Purchaser desires severally to purchase from Company, securities of the Company as more fully described in this Agreement;

WHEREAS, each Purchaser desires that the Company grant it a Warrant (the “Warrant”) for the purchase of a calculable number of shares of common stock at a calculable price per share on terms and conditions that such Purchaser and the Company are willing to accept.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Notes (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.6.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of Endexx.

“Business Day” means any day except any Saturday, any Sunday, any day that is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing Date” means the Business Day(s) on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto in connection with the Closing, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount as to the Closing and (ii) the Company’s obligations to deliver the Securities as to the Closing, in each case, have been satisfied or waived.

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“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.2.

“Closing Statement” means the Closing Statement provided by Endexx to the Purchasers.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Company Counsel” means Clark Hill PLC.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $100,000.00 (other than trade accounts payable or for services provided incurred in the ordinary course of business and other than the transaction referenced in Section 2.4(b)(iv)) and (y) the present value of any lease payments in excess of 110% of those due under leases required to be capitalized in accordance with GAAP that are extant as of the date of this Agreement.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Intellectual Property Security Agreement” means that certain intellectual property security agreement of the Company in favor of the Purchasers of even date herewith.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right, or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.17.

“Note(s)” means the 12% Senior Secured Convertible Promissory Note(s) due, subject to the terms therein, twelve (12) months from date of issuance, issued by Endexx to each Purchaser hereunder, in the form of Exhibit A attached hereto.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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“Principal Amount” means, as to each Purchaser, the amounts set forth below such Purchaser’s signature block on the signature pages hereto next to the heading “Principal Amount,” in United States Dollars, which shall equal such Purchaser’s Subscription Amount as to the applicable Closing.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser” means each of the Lead Investor and the Co-Investor, as applicable.

“Purchasers” means, collectively, the Lead Investor and the Co-Investor.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.9.

‘Registration Rights Agreement” means that certain Registration Rights Agreement of the Company in favor of the Purchasers of even date herewith.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Notes and the Warrants.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means that certain security agreement of the Company in favor of the Purchasers of even date herewith.

“Security Agreements” means the Security Agreement and Intellectual Property Security Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act.

“Transaction Documents” means all of the following agreements: this Agreement, the 12% Senior Secured Convertible Promissory Note, the Warrant, the Registration Rights Agreement, the Security Agreement, and the IP Security Agreement.

“Warrant” means those certain Common Stock Purchase Warrants of the Company granted to each Purchaser of even date herewith.

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ARTICLE II.

PURCHASE AND SALE

2.1 Purchase. The Company shall severally sell to the Lead Investor, and the Lead Investor will purchase from the Company, a Senior Secured Convertible Note in the principal amount of One Million Four Hundred Fifty-one Thousand Eighty-six and 95/100ths Dollars ($1,451,086.95) for a purchase price of One Million Three Hundred Thirty-five Thousand and 95/100ths Dollars ($1,335,000.00). The Company shall sell to the Co-Investor, and the Co-Investor will purchase from the Company, a Senior Secured Convertible Note in the principal amount of Seven Hundred Twenty-two Thousand Eight Hundred and Twenty-six and 09/100ths Dollars ($722,826.09) for a purchase price of Six Hundred Sixty-five Thousand and 09/100ths Dollars ($665,000.00). Each Purchaser shall pay the applicable purchase price to the Company by electronic bank transfer promptly after execution of this Agreement in immediately available funds.

2.2 Closing. The Closing of the sale and purchase of the Notes shall occur effective as of the date hereof (the “Closing Date”) and shall take place through the electronic exchange of documents as permitted by applicable law, or at such place and at such time as mutually agreed to by the parties (the “Closing”). At the Closing, upon terms and subject to conditions set forth herein, the Company agrees to sell, and the Purchasers, severally, and not jointly, agree to purchase the aggregate Investment Amount of Notes.

2.3 Deliveries. On the Closing Date (except as noted or amended by mutual agreement),

(a) Endexx shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by Endexx;

(ii) the applicable Note duly executed by Endexx;

(iii) the applicable Warrant duly executed by Endexx;

(iv) the Registration Rights Agreement duly executed by Endexx;

(v) the Security Agreements duly executed by Endexx; and

(vi) such other documents, certificates, instruments, and other writings as Purchaser’s counsel may reasonably request.

(b) Each Purchaser shall deliver or cause to be delivered to Endexx the following:

(i) this Agreement duly counter-executed by each Purchaser;

(ii) the Registration Rights Agreement duly counter-executed by each Purchaser;

(iii) the Security Agreements duly counter-executed by each Purchaser; and

(iv) such other documents, certificates, instruments, and other writings as Endexx’s counsel may reasonably request.

2.4 Closing Conditions.

(a) The obligations of Endexx hereunder in connection with the Closings are subject to the following conditions being satisfied:

(i) the accuracy in all material respects on the Closing Date of the several and not joint representations and warranties of each Purchaser contained herein (unless, as of a specific date therein, in which case they shall be accurate as of such date);

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(ii) all several and not joint obligations, covenants, and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by each Purchaser of the items set forth in Section 2.3(b) of this Agreement; and

(iv) there shall have been no Material Adverse Effects with respect to the Company since the date hereof.

(b) The several and not joint obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being satisfied:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of Endexx contained herein (unless, as of a specific date therein, in which case they shall be accurate as of such date);

(ii) all obligations, covenants, and agreements of Endexx required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by Endexx of the items set forth in Section 2.3(a) of this Agreement;

(iv) the transaction pursuant to which Endexx acquires 51% of the capital stock of Hyla US Holdco Limited shall have closed immediately prior to or concurrently with the closing of the transactions contemplated hereby; and

(v) there shall have been no Material Adverse Effects with respect to the Company since the date hereof.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the “Disclosure Schedules,” which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to the Purchaser as of the date hereof.

(a) Subsidiaries. The Company’s subsidiaries are as set forth on Schedule 3.1(a).

(b) Organization and Qualification. Endexx is an entity duly incorporated, validly existing, and in good standing under the laws of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document; (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company; or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii), or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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(c) Authorization; Enforcement. Endexx has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its Board of Directors, stockholders, or members, as applicable, in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by such Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of such Company enforceable against that Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance of Endexx of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (except Liens in favor of the Purchaser) upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents, and Approvals. Endexx is not required to obtain any consent, waiver, authorization, or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local, or other governmental authority or other Person in connection with the execution, delivery, and performance by the Company of the Transaction Documents.

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(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid, and non-assessable, free, and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

(g) Capitalization. The capitalization of Endexx is as set forth on Schedule 3.1(g), which Schedule 3.1(g) also includes the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. Endexx has not issued any capital stock other than as listed on Schedule 3.1(g), other than pursuant to the exercise of employee stock options, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans, and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of Closing. Other than with regard to Exempt Issuances (as that term is defined in Section 5(c) of the Note), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and securities issued to employees, officers, or directors or former employees, officers, or directors and other service providers or former service providers of the Company, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate any Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of that Company’s securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder or other equity holder, as applicable, the Board of Directors or others is required for the issuance and sale of the Securities. Other than as set forth on Schedule 3.1(g), there are no stockholders’ agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) [Reserved.]

(i) Material Changes. (i) there has been no event, occurrence, or development that has had or that could reasonably be expected to result in a Material Adverse Effect; (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP; (iii) the Company has not altered its method of accounting; (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; and (v) the Company has not issued any equity securities to any officer, director or Affiliate except for the issuance of the Securities contemplated by this Agreement, or the Exempt Issuances. No event, liability, fact, circumstance, occurrence, or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its business, properties, operations, assets, or financial condition that would be required to be disclosed by the Company.

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(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding, or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement, and the Company believes that its relationships with its employees are good. To the knowledge of the Company, no executive officer of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local, and foreign laws, and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Except as set forth in Schedule 3.1(l), the Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is not and has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, as applicable or on Schedule 3.1(m), except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company has received any notice of proceedings relating to the revocation or modification of any Material Permit.

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(n) Title to Assets. The Company has good and marketable title in fee simple to all real property owned by it and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company are held by it under valid, subsisting, and enforceable leases with which the Company is in compliance.

(o) Intellectual Property. The Company has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described on Schedule 3.1(o) as necessary or required for use in connection with their business as presently conducted and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) that any of the Intellectual Property Rights has expired, terminated, or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. The Company has not received a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality, and value of all of its intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p) Transactions with Affiliates and Employees. Except as set forth in Schedule 3.1(p) and for the Exempt Issuances, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers, and directors), including any contract, agreement or other arrangement, providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered; (ii) reimbursement for expenses incurred on behalf of the Company; and (iii) other employee benefits, including stock option or stock award agreements.

(q) [Reserved.]

(r) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, or other Person with respect to the transactions contemplated by the Transaction Documents. Neither Purchaser will have any obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

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(s) Private Placement. Assuming the accuracy of each Purchaser’s several and not joint representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby.

(t) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(u) Registration Rights. Other than with regard to the Exempt Issuances, no Person has any right to cause any Company to affect the registration under the Securities Act of any securities of the Company.

(v) [Reserved.]

(w) [Reserved.]

(x) Disclosure. The Company understands and confirms that the Purchasers will rely on the representations herein in effecting transactions in any securities of the Company. All of the disclosures furnished by or on behalf of the Company to the Purchasers regarding the Company, and their business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that neither Purchaser has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(y) No Integrated Offering. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

(z) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchaser within the meaning of Rule 501 under the Securities Act.

(aa) Foreign Corrupt Practices. The Company has not to its knowledge, nor any agent or other person acting on behalf of the Company: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law; or (iv) violated in any material respect any provision of FCPA.

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(bb) Accountants. The Company’s accounting firm is set forth on Schedule 3.1(bb) of the Disclosure Schedules. To the knowledge and belief of the Company, such accounting firm is registered with the Public Company Accounting Oversight Board.

(cc) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company.

(dd) Acknowledgment Regarding Purchasers’ Several Purchase of Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that neither Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ee) [Reserved.]

(gg) Office of Foreign Assets Control. Neither the Company, and to the Company’s knowledge, no director, officer, agent, employee, or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(hh) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon the Purchaser’s request.

(ii) Bank Holding Company Act. Neither the Company nor any of Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

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(jj) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(kk) Seniority. No Indebtedness or other claim against the Company is senior to the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

(ll) [Reserved.]

(mm) Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(nn) Related Party Transactions. All related party transactions have been consummated in accordance with all applicable laws and governing agreements, including, without limitation, those laws applicable to the diversion of a corporate opportunity of each Company or any of Affiliate of such Company or any Affiliate of any principal of that Company. In each instance, the particular related party transaction has been approved by a majority of the disinterested directors of the Company, after full disclosure has been made to each board member of the pertinent facts of the proposed transaction. Each such related party transaction has been consummated on terms and conditions that are equal or more favorable to the Company than a transaction with an unaffiliated third party knowing all the facts and under no compulsion to consummate such transaction.

Each Purchaser severally and not jointly acknowledges and agrees that the representations contained in Section 3.1 shall not modify, amend, or affect the Company’s rights to indemnification or to rely on such Purchaser’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

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3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants, severally and not jointly, as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Organization; Authority. Purchaser is an entity duly formed, validly existing, and in good standing under the laws of the state and/or country of its formation, with full limited corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company, or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling the Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of the Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time Purchaser was offered the Securities, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) under the Securities Act.

(d) Experience of Such Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

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(f) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately Upon the repayment in full (whether by cash or conversion) of all of the Notes sold by the Company in connection with this Agreement. Notwithstanding the foregoing, in the case of Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend, or affect either Purchaser’s rights to indemnification or to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company by Purchaser, or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. The Company shall bear the costs of each such opinion. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

(b) Each Purchaser severally agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

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The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party, or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

4.2 Grant of Options.

(a) The Company hereby grants to Lead Investor the option to purchase up to Twenty Million (20,000,000) shares of Common Stock (the “Lead Investor’s Option”) at an aggregate purchase price of Two-hundred Thousand Dollars ($200,000.00). The Lead Investor’s Option may be exercised by the Lead Investor in whole or in part at any time or from time to time prior to the one-year anniversary of the date hereof (such period, the “Term”).

(b) The Company hereby grants to Co-Investor the option to purchase up to Two Million Five Hundred Thousand (2,500,000) shares of Common Stock (the “Co-Investor’s Option”) at an aggregate purchase price of Twenty-five Thousand Dollars ($25,000.00). The Co-Investor’s Option may be exercised by the Co-Investor in whole or in part at any time or from time to time prior to the expiration of the Term.

(c) Any Option may be exercised in whole or in part at any time or from time to time prior to the expiration of the Term; provided that an Option shall not be exercised for any fractional shares. In the event an Option is exercised for a number of shares Common Stock that is less than the aggregate number of shares of Common Stock issuable upon the exercise thereof, the exercise price with respect to such partial exercise shall be equal to the applicable aggregate exercise price as set forth above in Section 4.2(a) and (b), multiplied by a fraction, the numerator of which is the total number of shares of Common Stock as to which the applicable Option is then being exercised and the denominator of which is the total number of shares of Common Stock underlying the applicable Option as set forth above.

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(d) An Option shall be exercisable by execution and delivery of the exercise notice attached as Annex B hereto, which shall state such Purchaser’s election to exercise its Option and the number of shares of Common Stock in respect of which such Option is being exercised (an “Exercise Notice”). Such Exercise Notice shall be delivered to the Company by any means (including electronic means) reasonably calculated to provide notice of the exercise of the Option by such Purchaser. The Exercise Notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of the Exercise Notice accompanied by the aggregate Exercise Price (or fraction thereof if a partial exercise of the Option as provided above) for the purchased shares of Common Stock.

(e) Promptly upon receipt of the Exercise Notice, together with payment of the Exercise Price (or fraction thereof if a partial exercise of such Option as provided above), but in no event more than three (3) calendar days following receipt thereof, the Company shall issue to the applicable Purchaser the shares of Common Stock described in the Exercise Notice, which shares of Common Stock shall be fully paid and non-assessable and delivered to the applicable Purchaser free and clear of any liens, encumbrances, or restrictions on transfer (other than restrictions imposed by applicable federal and state securities laws).

(f) The Company shall not affect any exercise on an Option, and a Purchaser shall not have the right to exercise an Option, to the extent that, after giving effect to the exercise of such Option set forth in the applicable Exercise Notice, such Purchaser (together with such Purchaser’s Affiliates, and any Persons acting as a group together with such Purchaser or any of such Purchaser’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of this Section 4.2, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4.2 applies, the determination of whether such Option is exercisable (in relation to other securities owned by such Purchaser together with any Affiliates) shall be in the sole discretion of such Purchaser. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of an Option by the applicable Purchaser. A Purchaser, upon not less than sixty-one (61) days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4.2, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise on an Option by the Purchaser and the Beneficial Ownership Limitation provisions of this Section 4.2 shall continue to apply. Any such increase or decrease will not be effective until the sixty-first (61st) calendar day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4.2 to correct this paragraph (or any portion hereof) that may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of an Option.

4.3 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the shares of Common Stock underlying the Notes and the Warrants pursuant thereto, are unconditional and absolute and not subject to any right of set off, counterclaim, delay, or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that any such issuance may have on the ownership of the other stockholders of the Company.

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4.4 Integration. The Company shall not sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities.

4.5 Furnishing of Information; Public Information.

(a) Until the later of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the mandatory reporting requirements of the Exchange Act.

(b) At any time during the period commencing from the six (6)-month anniversary of this Agreement and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”), then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of the Purchaser’s ability to sell the shares of Common Stock underlying the Securities in accordance with the exemption from the registration requirements of the Securities Act as provided by Rule 144, an amount in cash equal to two percent (2.0%) of the aggregate Subscription Amount of any of such Purchaser’s Securities (or the shares of Common Stock underlying such Securities) then owned of record or beneficially by such Purchaser on the day of a Public Information Failure and on every thirtieth (30th) day thereafter (prorated for periods totaling less than thirty (30) days) until the earlier of (y) the date on which such Public Information Failure is cured and (b) such other date on which such public information is no longer required for such Purchaser to transfer those shares of Common Stock pursuant to Rule 144. The payments to which a Purchaser shall be entitled pursuant to this Section 4.3(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (1) the last day of the calendar month during which such Public Information Failure Payments are incurred and (2) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event that the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief.

4.6 Stockholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that either Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and any Purchaser.

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4.7 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, which shall be disclosed pursuant to this Agreement, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide either Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes could constitute, material, non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in any securities of the Company. To the extent that the Company, any of its subsidiaries, or any of their respective officers, directors, agents, employees, or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent to hold such information in a confidential manner, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its subsidiaries, or any of their respective officers, directors, agents, employees, or Affiliates, or a duty to the Company, any of its subsidiaries, or any of their respective officers, directors, agents, employees, or Affiliates not to effectuate any trades on the basis of, such material, non-public information, provided, that such Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company, or any of its subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in any securities of the Company.

4.8 Use of Proceeds. The Company shall use the net proceeds hereunder solely in the manner specified in Section 8(k) of the Notes.

4.9 Indemnification of Purchaser. Subject to the provisions of this Section 4.9, the Company, will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants, or agreements made by each Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties, or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to such Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Companies shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants, or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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4.10 Securities Laws Disclosure; Publicity. The Company shall file a Current Report on Form 8-K in respect of the transactions contemplated hereby, which filing shall include, inter alia, the forms of the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. The Company represents to the Purchasers that, from and after the date of filing of such Current Report, the Company shall have publicly disclosed all material, non-public information delivered to each of the Purchasers by the Company, or any of its Subsidiaries, or any of their respective officers, directors, agents, employees, or Affiliates in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of such Current Report, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees, or Affiliates, on the one hand, and any of the Purchasers or any of their Affiliates, on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, if any such press release is issued prior to the filing of the above-referenced Current Report and neither the Company nor any Purchaser shall issue any such “pre-Current Report” press release without the prior consent of the other party, which consent shall not unreasonably be withheld, delayed, denied, or conditioned, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such press release or public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final forms of the Transaction Documents with the Commission and (b) if such disclosure is required by law or regulations of the OTC Markets group Inc., or any other market on which the Company’s securities are listed or quoted for trading, in which case the Company shall provide each Purchaser with prior notice of such disclosure that is permitted under this clause (b). If any notice provided pursuant to any Transaction Document constitutes or contains material, non-public information regarding the Company, or any of its subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in any securities of the Company.

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4.11 Exercise Procedures. Each Notice of Conversion included in each Note and Notice of Exercise included in each Warrant sets forth the totality of the procedures required of each Purchaser in order to convert its Note or exercise its Warrants, respectively. Without limiting the preceding sentences, except as may be required by the Company’s transfer agent, no ink-original Notice of Conversion or Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion or Notice of Exercise form be required in order for a Purchaser to convert its Note or exercise its Warrants. Except as may be required by the Company’s transfer agent, no additional legal opinion, other information, or instructions shall be required of each Purchaser to convert its Note or exercise its Warrants. The Company shall honor conversions of the Notes and exercises of the Warrants and shall deliver the shares of Common Stock underlying such Note or Warrants in accordance with the terms, conditions, and time periods set forth in the Note and Warrant.

4.12 Preservation of Corporate Existence. For as long as a Note or the Warrants remain outstanding, the Company shall preserve and maintain its corporate existence, rights, privileges, and franchises in the jurisdictions of its incorporation, and shall qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure so to qualify or remain qualified might reasonably have a Material Adverse Effect upon the financial condition, business, or operations of the Company taken as a whole.

4.13 Reservation and Listing of Securities.

(a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents, but not less than the Reserve Amount.

(b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Reserve Amount on such date, then the Board of Directors shall initiate such action (and, thereafter, use its commercially reasonable best efforts) to amend the Company’s Articles of Incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Reserve Amount at such time, as soon as possible, and in any event not later than the ninetieth (90th) day after such date.

(c) The Company shall, if applicable: (i) in the time and manner required by the OTC Markets Group Inc., or any other market on which the Company’s securities are listed or quoted, prepare and file with such market an additional shares listing application covering the number of shares of Common Stock at least equal to the Reserve Amount on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation thereon as soon as possible thereafter, (iii) provide to each Purchaser evidence of such listing or quotation approval, and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Reserve Amount on such date thereon or another market on which the Company’s securities are then listed or quoted for trading. The Company will then take all action necessary to continue the listing or quotation for trading of its Common Stock on such a market for so long as the Company has not fulfilled its obligations under the Notes or the Warrants are outstanding, and will comply in all respects with the Company’s reporting, filing, and other obligations under the bylaws or rules of such a market at least until one year after the later of the Company having fulfilled all of its obligations under the Notes and the Warrants being no longer outstanding (the “Compliance Period”). In the event the afore-described listing or quotation requirement is not continuously maintained during the Compliance Period (a “Compliance Period Default”), then, in addition to any other rights a Purchaser may have hereunder or under applicable law, on the first day of a Compliance Period Default and on each monthly anniversary thereafter (if the applicable Compliance Period Default shall not have been cured by such date) until the applicable Compliance Period Default has been cured, the Company shall pay to the Purchaser an amount in cash, as partial liquidated damages and not as a penalty, equal to one percent (1.0%) of the aggregate Subscription Amount of such Purchaser’s Securities (or the shares of Common Stock underlying such Securities) then owned of record or beneficially by such Purchaser on the day of a Compliance Period Default and on every thirtieth (30th) day thereafter (prorated for periods totaling less than thirty (30) days) until the date such Compliance Period Default is cured. If the Company fails to pay any liquidated damages pursuant to this Section in a timely manner, the Company will pay to the Purchaser interest thereon at a rate of 1.5% per month (prorated for partial months) until paid in full.

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Section 4.14 Proportionate Treatment of the Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration is also offered on a ratable basis to each of the Purchasers. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat each Purchaser as a class and shall not in any way be construed as any Purchaser acting in concert or as a group with respect to the purchase, disposition, or voting of the Securities or otherwise. Notwithstanding any provision contained in this Section 4.14 or otherwise, none of the rights in favor of the holder of a Majority-In-Interest (as that term is referenced in the Notes and as defined in the Security Agreement) set forth herein, in each of the Transaction Documents, and in each of the other documents entered into in connection with the transactions contemplated herein shall be denigrated in favor of any other Purchaser and this Section 14.4 shall not be deemed to provide any other Purchaser with rights equivalent to the right accorded to the holder of a Majority-In-Interest.

ARTICLE V.

MISCELLANEOUS

5.1 Fees and Expenses. The Company shall deliver to each Purchaser, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery, and performance of this Agreement; provided that, at the Closing, the Company shall pay: (i) a non-accountable structuring and diligence fee of $35,000 to the Lead Investor, (ii) legal fees of $25,000 to the Lead Investor’s legal counsel, and (iii) the Company shall pay its legal fees out of its proceeds from the Closing. The Company shall pay all stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits, and schedules.

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5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 12:00 noon (New York City time) on a Business Day; (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 12:00 noon (New York City time) on any Business Day; (iii) the second (2nd) Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service; or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented, or amended except in a written instrument signed by the Company and a majority-in-interest of the Principal Amount of Notes outstanding as of the date of such waiver, modification, supplement, or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition, or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser (other than by merger). Each Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to such “Purchaser.”

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8 Governing Law. All questions concerning the construction, validity, enforcement, and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement, and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees, or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Las Vegas. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Las Vegas, Clark County, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit, or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation, and prosecution of such action or proceeding.

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5.9 Survival. The representations and warranties contained herein shall survive each of the Closings and the delivery of the Securities.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such that may be hereafter declared invalid, illegal, void, or unenforceable.

5.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand, or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.13 Replacement of Securities. If any certificate or instrument evidencing any of the Securities is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Purchaser and Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

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5.15 Payment Set Aside. To the extent that Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or any Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then, to the extent of any such restoration, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.16 Usury. To the extent it may lawfully do so, Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by the Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Purchaser’s election.

5.17 [Reserved.]

5.18 Liquidated Damages. Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.

5.21 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the Company has caused this Convertible Note Purchase Agreement to be duly executed by its authorized signatories as of the date first indicated above.

ENDEXX CORPORATION

By:
Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOR EACH PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGES TO

CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Convertible Note Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Purchaser: M2B Funding Corp.

Signature of Authorized Signatory of Purchaser: __________________________________________________________

Name of Authorized Signatory: _______________________________________________________________________

Title of Authorized Signatory: __________________________________

E-mail Address of Authorized Signatory: __________________________

Facsimile Number of Authorized Signatory: ________________________

Address for Notice to Purchaser: ________________________________

 _________________________________________________________

Address for Delivery of Securities to Purchaser (if not same as address for notice):

 _________________________________________________________

 _________________________________________________________

Closing Principal Amount: $1,451,086.95

Closing Subscription Amount: $1,335,000.00

EIN Number: ______________________________________

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[PURCHASER SIGNATURE PAGES TO

CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Convertible Note Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Purchaser: 3A Capital Establishment

Signature of Authorized Signatory of Purchaser: __________________________________________________________

Name of Authorized Signatory: _______________________________________________________________________

Title of Authorized Signatory: _______________________________________

E-mail Address of Authorized Signatory: _______________________________

Facsimile Number of Authorized Signatory: _____________________________

Address for Notice to Purchaser: _____________________________________

_______________________________________________________________

Address for Delivery of Securities to Purchaser (if not same as address for notice):

_______________________________________________________________

_______________________________________________________________

Closing Principal Amount: $722,826.09

Closing Subscription Amount: $665,000.00

EIN Number: _____________________________________

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Annex A

CLOSING STATEMENT

Pursuant to the attached Purchase Agreement, dated as of the date hereto, the Purchaser shall purchase Note(s) from Endexx Corporation, a Nevada corporation (the “Company”). All funds will be wired into an account maintained by the Company. All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date: August 31, 2022

I. PURCHASE PRICE
Gross Proceeds to be Received	$2,000,000.00

II. DISBURSEMENTS
M2B Funding Corp.	$35,000.00
Clark Hill PLC	$25,000.00
Endexx Corporation	$1,940,000.00
$

Total Amount Disbursed:	$2,000,000.00

WIRE INSTRUCTIONS:

As provided.

Duly executed as of the 31st day of August, 2022:

ENDEXX CORPORATION

By:
Name:	Todd Davis
Title:	President

ANNEX A

Annex B

EXERCISE FORM

To: ENDEXX CORPORATION	Dated:_______________

The undersigned, pursuant to the provisions set forth in that certain Convertible Note Purchase Agreement among Endexx Corporation (the “Company”), M2B Funding Corp., and 3A Capital Establishment, dated August 31, 2022 (the “Agreement”), hereby irrevocably elects to purchase ____________________ shares of Common Stock of the Company and covered by the Option described in the Agreement and herewith makes payment of $____________________, representing the Exercise Price for such shares of Common Stock as provided in the Agreement.

Defined terms contained herein shall have the meanings assigned to them in the Agreement.

Acknowledged and agreed to by the Purchaser:

[Name of Purchaser]

By:
(Signature)
Name:
Title:

ANNEX B

SECTION 3.1(A)

CBD Unlimited, a wholly-owned subsidiary

Global Solaris Group, LLC, a wholly-owned subsidiary

Greenleaf Consulting LLC, a wholly-owned subsidiary

Cann Can LLC, a wholly owned-subsidiary

Together One Step Closer, LLC, a wholly-owned subsidiary

PhytoLabs LLC, a wholly-owned subsidiary

Go Green Global Enterprises, Inc., a wholly-owned subsidiary

CBD Health Solutions, a wholly-owned subsidiary

Kush, Inc., a wholly-owned subsidiary

CBD Life Brands, Inc., a wholly-owned subsidiary

Section 3.1(a)